SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

December 2, 2003
(Date of earliest event reported)

ACE CASH EXPRESS, INC.

(Exact name of registrant as specified in its charter)

Texas	0-20774	75-2142963
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation)		identification no.)

1231 Greenway Drive, Suite 600
Irving, Texas 75038
(Address of principal executive offices)

(972) 550-5000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former Name or Former Address,
if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1 Press release dated December 2, 2003.

Item 9. Regulation FD Disclosure.

     On December 2, 2003, Ace Cash Express, Inc. issued a press release announcing its Chief Executive Officer succession plan. A copy of the press release is Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE CASH EXPRESS, INC.

Dated: December 2, 2003	By:	/s/ WILLIAM S. MCCALMONT

William S. McCalmont
Executive Vice President and CFO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 2, 2003.